EXHIBIT 99.1

 Vignette Exceeds High End of Revenue and Net Income Guidance During
                        Second Quarter of 2005;
      Company Increases Cash Position By $19 Million During Third
                    Consecutive Profitable Quarter

    AUSTIN, Texas--(BUSINESS WIRE)--July 21, 2005--Vignette Corporation (Nasdaq:VIGN) today announced its third consecutive quarter of record non-GAAP profitability, in addition to quarterly sequential growth in earnings per share (EPS), license and total revenue. For the second quarter ended June 30, 2005, the company recorded total revenue of $47.0 million, an increase of approximately 3% from the first quarter of 2005, with license revenue representing $17.2 million of total revenue, up 5.5% from the prior quarter. On a GAAP basis, Vignette's net income was $13.5 million, or $0.46 per share. On a non-GAAP basis, Vignette's net income was $3.0 million, or $0.10 per share. Vignette increased its cash and short-term investment balance by approximately $19 million from the first quarter of 2005 to $192 million. The company has no outstanding debt.
    Non-GAAP results exclude purchased in-process research and development, acquisition-related and other charges, amortization of deferred stock compensation and certain intangible assets, and other one-time charges and gains. One-time charges and gains generally include business restructuring-related, investment and fixed asset impairment charges and gains. A reconciliation of non-GAAP results to generally accepted accounting principles ("GAAP") is provided in the tables immediately following the consolidated balance sheet below. Vignette believes non-GAAP financial information provides a more accurate representation of the company's financial performance and uses non-GAAP information internally to evaluate and manage the company's operations. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.
    "For the past three years we have talked about our focus and commitment to a cadence of sustained profitability," said Thomas E. Hogan, president and chief executive officer at Vignette. "Our second quarter performance now marks the third consecutive quarter of non-GAAP profitability, and of equal importance, Vignette has added nearly $30 million in cash to a debt-free balance sheet during the first half of the year. These results, in what has clearly been a difficult environment for our competition, are a testament to the commitment and execution of our employees as well as market validation of Vignette's leading solutions for Enterprise Content Management
(ECM), Compliance and Case Management."

    Industry Recognition

    In May, the Software & Information Industry Association (SIIA) selected Vignette(R) Records & Documents as the industry's best document management solution by awarding it the highly coveted 2005 Codie Award. Codie Award judges are among the industry's most knowledgeable experts, comprised of the software and information industry trade press, mainstream technology writers, analysts, consultants, subject-matter experts and SIIA members.
    Vignette Records & Documents also received Department of Defense 5015.2 certification and The National Archives (U.K.) approval for electronic records management. Vignette is now one of a small handful of companies that has achieved these important federal government recognitions with a single product.
    During the quarter, Gartner recognized Vignette as a leader in its 2005 Horizontal Portal Magic Quadrant. According to Gartner, leaders are vendors that are performing well today, have a clear vision of market direction, and are actively building competencies to sustain their leadership position in the market.

    Product Distribution Momentum

    Vignette added four Value Added Resellers (VARs) via its master reseller agreement with Access Distribution. Infused Solutions, ITS, LCN Technology and SIS Technologies are currently training their sales forces on the Vignette value proposition and have started to build out a pipeline of potential customers. The company anticipates signing up more VARs to resell Vignette products in the coming weeks and months.
    Vignette also expanded its existing relationship with Hewlett-Packard by joining its Information Lifecycle Management Alliance Program as a Platinum partner, the highest designation. This move further aligns Vignette's enterprise content management products within HP's enterprise initiatives.
    Finally, Vignette and BearingPoint, Inc. (NYSE:BE), one of the world's largest management consulting, and systems integration firms, signed a global alliance designed to help organizations streamline and profit from their information management and delivery strategies. Under terms of the alliance, the companies will jointly market Vignette enterprise content management, portal and collaboration products and BearingPoint's services to help organizations gain control of critical unstructured information -- regardless of where it resides -- and efficiently deliver that information to the appropriate audience.

    Customers

    Vignette recognized orders from new and existing customers during the quarter including ABN AMRO, American Automobile Association (AAA), Arizona State University, Australian Stock Exchange (ASX), Banco de Espana, British Airports Authority, BSkyB, Cingular Wireless, Continental Casualty Company (CNA), Driver and Vehicle Licensing Agency (U.K.), Mckesson Information Systems, Minnesota Department of Health, ING Australia Limited, Ministry of Finance (France), Mobitel, Mohawk Carpet Distribution, Motorola, Samsung Networks Inc., TeliaSonera AB, Thermo Electron Corporation, TV Globo Ltd., Vail Resorts and the YMCA Retirement Fund.

    Reverse Stock Split

    Vignette announced that its shareholders approved an Amendment to Vignette's Amended and Restated Certificate of Incorporation to effect a one-for-ten reverse stock split during its annual shareholder meeting on May 27, 2005. The reverse stock split went into effect upon the close of markets on June 10, 2005. As a result of the reverse split, every 10 shares of common stock was exchanged for one share of common stock and the total number of basic shares outstanding was reduced from approximately 291 million to approximately 29.1 million.

    Conference Call Details

    Vignette will host a conference call and live webcast regarding its second quarter 2005 financial results at 8:00 a.m. EDT this morning. To access the webcast, visit the Investor Relations section of Vignette's website.
    If you are not able to access the live webcast, dial-in information is as follows:

Dial-in number: 480-629-9566
Call title: Vignette Financial Results

    The conference call and webcast will be archived and available for replay from Thursday, July 21, 2005, at 11:30 a.m. EDT to Wednesday, July 27, 2005, at 12:59 a.m. EDT. The replay information is as follows:

Toll-free number: 800-475-6701
International number: 320-365-3844
Access code: 788430

    About Vignette Corporation

    Vignette's software and expertise help organizations harness the power of information and the Web for measurable improvements in business efficiency. As the efficiency experts, Vignette (Nasdaq:VIGN) helps organizations increase productivity, reduce costs, improve user experiences and manage risk. Vignette's intranet, extranet and Internet solutions incorporate portal, integration, enterprise content management and collaboration capabilities that can rapidly deliver unique advantages through an open, scalable and adaptable architecture that integrates with legacy systems. Vignette is headquartered in Austin, Texas, with local operations worldwide. Visit http://www.vignette.com/ to see how Vignette customers achieve measurable improvements in business efficiency and to find out why more companies prefer Vignette.

    FORWARD-LOOKING STATEMENTS

    This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements included in this document are based upon information available to Vignette as of the date hereof, and Vignette assumes no obligation to update any such forward-looking statement.

    Vignette, the V Logo, e:fficiency, and e:fficiency experts are trademarks or registered trademarks of Vignette Corporation in the United States and other countries.


                         VIGNETTE CORPORATION
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)


                                              June 30     December 31,
                                                2005          2004
                                              ----------   -----------
                   ASSETS                    (unaudited)
Current Assets:

 Cash, cash equivalents and short-term
  investments                                $  192,008   $   164,363
 Accounts receivable, net                        31,956        41,569
 Prepaid expenses & other current assets          8,489         5,424
                                              ----------   -----------

 Total current assets                           232,453       211,356

 Property and equipment, net                      8,349         9,764

 Investments - other                              7,408        12,400
 Intangible assets, net                         160,343       169,818
 Other assets                                     1,577         2,118
                                              ----------   -----------
 Total assets                                $  410,130   $   405,456
                                              ==========   ===========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable & accrued expenses         $   36,243   $    42,155
 Deferred revenue                                34,172        33,444
 Other current liabilities                        8,321         9,351
                                              ----------   -----------

 Total current liabilities                       78,736        84,950

 Deferred revenue - less current portion          2,610         3,356
 Long term liabilities - less current
  portion                                         4,772        10,332
                                              ----------   -----------

 Total liabilities                               86,118        98,638
                                              ----------   -----------

 Stockholders' equity                           324,012       306,818
                                              ----------   -----------

  Total liabilities and stockholders' equity $  410,130   $   405,456
                                              ==========   ===========


                         VIGNETTE CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data)


                            Three Months Ended     Six Months Ended
                                  June 30,              June 30,
                            --------------------  --------------------
                               2005      2004       2005       2004
                             ---------  --------   --------  ---------
                                 (Unaudited)          (Unaudited)
Revenue:
     Product license        $  17,150  $ 16,852   $ 33,440  $  31,530
     Services                  29,839    29,960     59,195     54,962
                             ---------  --------   --------  ---------

Total revenue                  46,989    46,812     92,635     86,492

Cost of revenue:
     Product license              885     1,625      1,677      2,746
     Amortization of
      acquired technology       1,769     2,806      3,773      4,774
     Services                  13,540    13,398     26,532     24,704
                             ---------  --------   --------  ---------

Total cost of revenue          16,194    17,829     31,982     32,224
                             ---------  --------   --------  ---------

Gross profit                   30,795    28,983     60,653     54,268

Operating expenses:
     Research and
      development               8,545    10,300     17,215     20,449
     Sales and marketing       16,536    19,270     32,472     38,482
     General and
      administrative            4,867     4,466      9,827      9,261
     Purchased in-process
      research and
      development,
      acquisition-related
      and other charges             -       974        270      6,897
     Business restructuring
      charges (benefits)           43      (519)    (2,111)     8,660
     Amortization of
      deferred stock
      compensation                183       211        315        367
     Amortization of
      intangible assets         1,279     1,379      2,558      2,194
                             ---------  --------   --------  ---------

Total operating expenses       31,453    36,081     60,546     86,310
                             ---------  --------   --------  ---------

Income (loss) from
 operations                      (658)   (7,098)       107    (32,042)

Other income (expense), net    14,908     1,126     17,359      1,635
                             ---------  --------   --------  ---------

Income (loss) before income
 taxes                         14,250    (5,972)    17,466    (30,407)

Provision for income taxes        789       265      1,287        495
                             ---------  --------   --------  ---------

Net income (loss)           $  13,461  $ (6,237)  $ 16,179  $ (30,902)
                             =========  ========   ========  =========

Basic net income (loss) per
 share                      $    0.46  $  (0.22)  $   0.56  $   (1.11)
                             =========  ========   ========  =========

Diluted net income (loss)
 per share                  $    0.46  $  (0.22)  $   0.55  $   (1.11)
                             =========  ========   ========  =========

Shares used in computing
 net income (loss) per
 share:
     Basic                     29,040    28,811     29,011     27,877
     Diluted                   29,507    28,811     29,519     27,877


                         VIGNETTE CORPORATION
           CONSOLIDATED STATEMENTS OF OPERATIONS - NON-GAAP
                (in thousands, except per share data)


                               Three Months Ended   Six Months Ended
                                     June 30,            June 30,
                               ------------------- -------------------
                                 2005      2004      2005      2004
                                --------  --------  --------  --------
                                   (Unaudited)         (Unaudited)
Revenue:
     Product license           $ 17,150  $ 16,852  $ 33,440  $ 31,530
     Services                    29,839    29,960    59,195    54,962
                                --------  --------  --------  --------

Total revenue                    46,989    46,812    92,635    86,492

Cost of revenue:
     Product license                885     1,625     1,677     2,746
     Services                    13,540    13,398    26,532    24,704
                                --------  --------  --------  --------

Total cost of revenue            14,425    15,023    28,209    27,450
                                --------  --------  --------  --------

Non-GAAP gross profit  (1)       32,564    31,789    64,426    59,042

Operating expenses:
     Research and development     8,545    10,300    17,215    20,449
     Sales and marketing         16,536    19,270    32,472    38,482
     General and
      administrative              4,867     4,466     9,827     9,261
                                --------  --------  --------  --------

Total operating expenses         29,948    34,036    59,514    68,192
                                --------  --------  --------  --------

Non-GAAP income (loss) from
 operations (1) (2)               2,616    (2,247)    4,912    (9,150)

Other income, net (3)             1,179     1,126     2,149     1,635
                                --------  --------  --------  --------

Non-GAAP income (loss) before
 income taxes (1) (2) (3)         3,795    (1,121)    7,061    (7,515)

Provision for income taxes          789       265     1,287       495
                                --------  --------  --------  --------

Non-GAAP net income (loss) (1)
 (2) (3)                       $  3,006  $ (1,386) $  5,774  $ (8,010)
                                ========  ========  ========  ========

Non-GAAP basic net income
 (loss) per share (1) (2) (3)  $   0.10  $  (0.05) $   0.20  $  (0.29)
                                ========  ========  ========  ========

Non-GAAP diluted net income
 (loss) per share (1) (2) (3)  $   0.10  $  (0.05) $   0.20  $  (0.29)
                                ========  ========  ========  ========

Shares used in computing non-
 GAAP net income (loss) per
 share:
     Basic                       29,040    28,811    29,011    27,877
     Diluted                     29,507    28,811    29,519    27,877


Supplemental Data (1)(2)(3)(4):

(1) For the three months ended June 30, 2005 and 2004, excludes amortization of technology acquired in the Tower Technology, Inc., Epicentric, Inc. and Intraspect Software, Inc. business combinations ($1.7M and 2.8M, respectively). For the six months ended June 30, 2005 and 2004, excludes amortization of technology acquired in the Tower Technology, Inc., Epicentric, Inc. and Intraspect Software, Inc. business combinations ($3.7M and $4.7M, respectively).

(2) For the three months ended June 30, 2005 and 2004, excludes: (a) purchased in-process research and development, acquisition-related and other charges ($0.0M and $1.0M, respectively) (b) business restructuring charges (benefit) ($0.0M and ($0.5M), respectively);
    (c) amortization of deferred stock compensation ($0.2M and $0.2M, respectively); and (d) amortization of intangible assets ($1.3M and $1.4M, respectively). For the six months ended June 30, 2005 and 2004, excludes: (a) purchased in-process research and development, acquisition-related and other charges ($0.3M and $6.9M, respectively); (b) business restructuring (benefit) charges (($2.1M) and $8.6M, respectively); (c) amortization of deferred stock compensation ($0.3M and $0.4M, respectively); and (d) amortization of intangible assets ($2.6M and $2.2M, respectively).

(3) For the three and six months ended June 30, 2005, excludes realized gains on certain equity investments totaling $13.7M and $15.1M, respectively.

(4) To supplement our consolidated financial statements presented in GAAP, Vignette uses non-GAAP measures of gross profit, operating loss, loss before income taxes, net loss and net loss per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our financial performance.

    CONTACT: Vignette Corporation, Austin
             Investor Contact:
             Charles Sansbury, 512-741-4400
             csansbury@vignette.com
             or
             Media Contact:
             Jim Hahn, 512-741-4871
             jim.hahn@vignette.com